                                                               Exhibit 10(ii)(4)




                                                                  EXECUTION COPY

                      THIRD AMENDMENT TO CREDIT AGREEMENT

          This Third Amendment to Credit Agreement dated as of March 5, 1999 (this "Amendment"), is entered into among The IT Group, Inc. (f/k/a International Technology Corporation) (the "Company"), IT Corporation ("ITC"), OHM Corporation ("OHM"), OHM Remediation Services Corp. ("OHM Remediation") and Beneco Enterprises, Inc. ("Beneco"; together with the Company, ITC, OHM and OHM Remediation, the "Borrowers") and the Lenders (as defined below) party hereto, and amends the Credit Agreement dated as of February 25, 1998, as amended and restated as of June 11, 1998 and as further amended pursuant to the First Amendment to Credit Agreement dated as of September 16, 1998 and the Second Amendment to Credit Agreement dated as of October 26, 1998 (as amended hereby and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") entered into among the Borrowers, the institutions from time to time party thereto as lenders (the "Lenders"), the institutions from time to time party thereto as issuing banks (the "Issuing Banks"), Citicorp USA, Inc., in its capacity as administrative agent for the Lenders and the Issuing Banks (in such capacity, the "Administrative Agent"), BankBoston, N.A., in its capacity as documentation agent for the Lenders and the Issuing Banks, and Royal Bank of Canada and Credit Lyonnais New York Branch, in their respective capacities as co-agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                              W I T N E S S E T H:
                              --------------------

          WHEREAS, the Company has informed the Administrative Agent that the Company intends (i) to acquire (the "EFM Acquisition") certain assets of the Environmental & Facilities Management operations ("EFM") of ICF Kaiser International, Inc. ("ICF") for a purchase price of (x) approximately $82,000,000, for all assets of EFM other than its interest in the Kaiser-Hill Company, LLC joint venture ("Kaiser Hill"), payable on the date of the consummation of the EFM Acquisition (the "Closing EFM Purchase Price"), (y) approximately $20,000,000 for ICF's interest in Kaiser Hill, which would be payable on (or within 10 days after) the date of the consummation of the EFM Acquisition in the event that CH2M Hill Federal Group, Ltd. does not exercise its right of first refusal to acquire such interest (the "Closing Kaiser Hill Purchase Price"), and (z) a deferred payment of approximately $25,000,000 (the "Deferred Kaiser Hill Purchase Price"; together with the Closing EFM Purchase Price and the Closing Kaiser Hill Purchase Price, the "EFM Purchase Price"), which would be payable in the event certain government contracts of Kaiser Hill were extended or were awarded to Kaiser after a successful rebidding of such contracts and (ii) to acquire (the "Roche Acquisition"; together with the EFM Acquisition, the "Acquisitions") the outstanding capital stock of Roche Ltee Groupe Counseil ("Roche") for a purchase price of approximately

$10,000,000 (the "Roche Purchase Price") plus an earn-out of up to an additional $9,200,000 based on certain performance criteria;

          WHEREAS, the terms of each of the Acquisitions would satisfy the conditions of a Permitted Acquisition (except as otherwise provided herein);

          WHEREAS, the Company intends to finance the Acquisitions and the fees and expenses to be incurred by the Company in connection therewith and with the financing thereof (the "Transaction Costs") with proceeds from the issuance of senior subordinated notes issued by the Company (the "Subordinated Notes"), the gross proceeds of which are at least $175,000,000 (or, if the Company does not purchase ICF's interest in Kaiser Hill, $150,000,000) but not greater than $250,000,000;

          WHEREAS, the terms of the Subordinated Notes shall be substantially consistent with the terms thereof set forth on Exhibit B attached hereto and made a part hereof (the "Subordinated Note Term Sheet");

          WHEREAS, the Transaction Costs associated with the Acquisitions and the financing provided by the Subordinated Notes are approximately $13,000,000;

          WHEREAS, with respect to the Acquisitions and the transactions contemplated thereby the Company has, among other things, requested the Requisite Lenders, by amending the Credit Agreement or by otherwise providing their consent, (i) to waive compliance with clause (c) of the definition of Permitted Acquisition in respect of each Acquisition and clause (e) of the definition of Permitted Acquisition in respect of the EFM Acquisition, (ii) to increase the amount of Subordinated Notes that would otherwise be permitted under the terms of the Credit Agreement from $150,000,000 to $250,000,000 and to approve of the terms of such notes, (iii) to permit certain Indebtedness not in excess of Cn.$2,000,000 assumed in connection with the Roche Acquisition to be secured, (iv) to amend certain financial covenants contained in Article X of the Credit Agreement and (v) to amend the definition of Change of Control to permit certain sales by the Carlyle Investors of the 6% Preferred Stock (or Company Common Stock into which such preferred stock may be converted in accordance with its terms);

          WHEREAS, pursuant to Section 13.07(b) of the Credit Agreement, the consent of the Requisite Lenders is required to modify the Credit Agreement as requested by the Company;

          NOW, THEREFORE, in consideration of the above premises, the Borrowers and the Lenders party hereto agree as follows:

          SECTION 1.  Amendment to the Credit Agreement.  The Credit Agreement
                      ---------------------------------
is, effective as of the Amendment Effective Date (as defined below), hereby amended as follows:

          (a) The definition of "Change of Control" is amended by adding the following proviso immediately prior to the comma at the end of clause (i) thereof:

     ; provided, however, nothing in this clause (i) shall prohibit the Carlyle
       --------  -------
     Investors from selling 6% Preferred Stock or Company Common Stock (into which the 6% Preferred Stock has been converted in accordance with its terms) from and after any sale by the Company of newly issued shares of Company Common Stock in a public offering or private placement of such shares or in connection with a Permitted Acquisition for which such shares are being issued as part of the purchase price, as long as the number of shares of 6% Preferred Stock (multiplied by the applicable conversion factor of such shares into Company Common Stock) and Company Common Stock sold by the Carlyle Investors at any time thereafter does not exceed the aggregate number of shares of Company Common Stock issued by the Company in such public offering or private placement or in connection with such Permitted Acquisition

          (b) The definition of "Permitted Subordinated Indebtedness" is amended by replacing the amount "$150,000,000" in clause (i) thereof with the amount "$250,000,000".

          (c) Section 7.01(a) of the Credit Agreement is amended by inserting the following parenthetical immediately following the phrase "Within thirty (30) days after the end of each fiscal month in each Fiscal Year" at the beginning of such section:

     (or forty-five (45) days in the case of each such month ending on the last day of a fiscal quarter)

          (d) Section 9.03 of the Credit Agreement is amended by deleting the "and" at the end of clause (d) thereof, replacing the period at the end of clause (e) thereof with "; and" and adding the following new clause (f) at the end thereof:

               (f) Liens on the assets of Roche Ltee Groupe Counseil securing Indebtedness permitted under Section 9.01(j)(ii), provided that such
                                       -------------------  --------
          Indebtedness does not exceed a principal amount of Cn.$2,000,000 at any time.

          (e) Sections 10.01, 10.02, 10.03 and 10.04 of the Credit Agreement are amended in their entirety to read as follows:

               10.01  Minimum Consolidated Net Worth.  The Company and its
                      ------------------------------
          Subsidiaries shall maintain a Consolidated Net Worth at all times during each period set forth below (commencing on the beginning of the first day of such period through the end of the penultimate day of such period) in an amount not less than the minimum amount set forth opposite such period below; provided, however, in the event the
                                      --------  -------
          Company or any of its Subsidiaries sells any of the discontinued properties located in northern California, the after-tax equivalent of any loss incurred by the Company and its Subsidiaries in connection with any such sale shall thereafter be excluded in determining Consolidated Net Worth:


Period                                                                    Minimum
-------------------------------------------------------------             -------
The Merger Funding Date to the last day of the First Fiscal             $210,000,000
Quarter of Fiscal Year 1999

The last day of the First Fiscal Quarter of Fiscal Year 1999            $214,000,000
to the last day of the Second Fiscal Quarter of Fiscal Year
1999

The last day of the Second Fiscal Quarter of Fiscal Year                $217,000,000
1999 to the last day of the Third Fiscal Quarter of Fiscal
Year 1999

The last day of the Third Fiscal Quarter of Fiscal Year 1999            $223,000,000
to the last day of the Fourth Fiscal Quarter of Fiscal Year
1999

The last day of the Fourth Fiscal Quarter of Fiscal Year                $228,000,000
1999 to the last day of the First Fiscal Quarter of Fiscal
Year 2000

The last day of the First Fiscal Quarter of Fiscal Year 2000            $232,000,000
to the last day of the Second Fiscal Quarter of Fiscal Year
2000

The last day of the Second Fiscal Quarter of the Fiscal Year            $236,000,000
2000 to the last day of the Third Fiscal Quarter of Fiscal
Year 2000

The last day of the Third Fiscal Quarter of the Fiscal Year             $243,000,000
2000 to the last day of the Fourth Fiscal Quarter of Fiscal
Year 2000

The last day of the Fourth Fiscal Quarter of Fiscal Year                $249,000,000
2000 to the last day of the First Fiscal Quarter of Fiscal
Year 2001

The last day of the First Fiscal Quarter of Fiscal Year 2001            $254,000,000
to the last day of the Second Fiscal Quarter of Fiscal Year
2001

The last day of the Second Fiscal Quarter of the Fiscal Year            $259,000,000
2001 to the last day of the Third Fiscal Quarter of Fiscal
Year 2001


Period                                                                    Minimum
-------------------------------------------------------------             -------
The last day of the Third Fiscal Quarter of the Fiscal Year             $267,000,000
2001 to the last day of the Fourth Fiscal Quarter of Fiscal
Year 2001

The last day of the Fourth Fiscal Quarter of Fiscal Year                $274,000,000
2001 to the last day of the First Fiscal Quarter of Fiscal
Year 2002

The last day of the First Fiscal Quarter of Fiscal Year 2002            $281,000,000
to the last day of the Second Fiscal Quarter of Fiscal Year
2002

The last day of the Second Fiscal Quarter of the Fiscal Year            $287,000,000
2002 to the last day of the Third Fiscal Quarter of Fiscal
Year 2002

The last day of the Third Fiscal Quarter of the Fiscal Year             $296,000,000
2002 to the last day of the Fourth Fiscal Quarter of Fiscal
Year 2002

The last day of the Fourth Fiscal Quarter of Fiscal Year                $306,000,000
2002 to the last day of the First Fiscal Quarter of Fiscal
Year 2003

The last day of the First Fiscal Quarter of Fiscal Year 2003            $314,000,000
to the last day of the Second Fiscal Quarter of Fiscal Year
2003

The last day of the Second Fiscal Quarter of Fiscal Year                $321,000,000
2003 to the last day of the Third Fiscal Quarter of Fiscal
Year 2003

The last day of the Third Fiscal Quarter of Fiscal Year 2003            $333,000,000
to the last day of the Fourth Fiscal Quarter of Fiscal Year
2003

The last day of the Fourth Fiscal Quarter of Fiscal Year                $344,000,000
2003 to the last day of the First Quarter of Fiscal Year
2004

The last day of the First Fiscal Quarter of Fiscal Year 2004            $353,000,000
to the last day of the Second Fiscal Quarter of Fiscal Year
2004


Period                                                                    Minimum
-------------------------------------------------------------             -------
The last day of the Second Fiscal Quarter of the Fiscal Year            $361,000,000
2004 to the last day of the Third Fiscal Quarter of Fiscal
Year 2004

The last day of the Third Fiscal Quarter of Fiscal Year 2004            $373,000,000
to the last day of the Fourth Fiscal Quarter of Fiscal Year
2004

The last day of the Fourth Fiscal Quarter of Fiscal Year                $386,000,000
2004 to the last day of the First Fiscal Quarter of Fiscal
Year 2005

The last day of the First Fiscal Quarter of Fiscal Year 2005            $396,000,000
to the last day of the Second Fiscal Quarter of Fiscal Year
2005

The last day of the Second Fiscal Quarter of Fiscal Year                $406,000,000
2005 to the last day of the Third Fiscal Quarter of Fiscal
Year 2005

The last day of the Third Fiscal Quarter of the Fiscal Year             $420,000,000
2005 to the last day of the Fourth Fiscal Quarter of Fiscal
Year 2005

The last day of the Fourth Fiscal Quarter of Fiscal Year                $435,000,000
2005 to the last day of the First Fiscal Quarter of Fiscal
Year 2006

From and after the last day of the First Fiscal Quarter of              $438,000,000
Fiscal Year 2006

            10.02 Minimum Fixed Charge Coverage Ratio. The Company and its
                  -----------------------------------
       Subsidiaries shall maintain a Fixed Charge Coverage Ratio on a consolidated basis, as determined as of the end of the last day of each fiscal quarter occurring after the Merger Funding Date set forth below, for the four fiscal quarter period (or, if the period from July 1, 1998 to such day is less than four full fiscal quarters, such two or three quarter period, as applicable) ending on such day, of at least the minimum ratio set forth opposite such period:


Fiscal Quarter                                      Minimum Ratio
--------------                                      -------------
Fourth Fiscal Quarter of Fiscal Year 1998            1.05 to 1.0


Fiscal Quarter                                      Minimum Ratio
--------------                                      -------------
First Fiscal Quarter of Fiscal Year 1999             1.10 to 1.0
Second Fiscal Quarter of Fiscal Year 1999            1.20 to 1.0
Third Fiscal Quarter of Fiscal Year 1999             1.30 to 1.0
Fourth Fiscal Quarter of Fiscal Year 1999            1.30 to 1.0

First Fiscal Quarter of Fiscal Year 2000             1.30 to 1.0
Second Fiscal Quarter of Fiscal Year 2000            1.40 to 1.0
Third Fiscal Quarter of Fiscal Year 2000             1.40 to 1.0
Fourth Fiscal Quarter of Fiscal Year 2000            1.50 to 1.0

First Fiscal Quarter of Fiscal Year 2001             1.50 to 1.0
Second Fiscal Quarter of Fiscal Year 2001            1.50 to 1.0
Third Fiscal Quarter of Fiscal Year 2001             1.50 to 1.0
Fourth Fiscal Quarter of Fiscal Year 2001            1.60 to 1.0

First Fiscal Quarter of Fiscal Year 2002             1.60 to 1.0
Second Fiscal Quarter of Fiscal Year 2002            1.70 to 1.0
Third Fiscal Quarter of Fiscal Year 2002             1.80 to 1.0
Fourth Fiscal Quarter of Fiscal Year 2002            1.90 to 1.0

First Fiscal Quarter of Fiscal Year 2003 through     1.90 to 1.0
   the Fourth Fiscal Quarter of Fiscal Year 2003

First Fiscal Quarter of Fiscal Year 2004             2.00 to 1.0
Second Fiscal Quarter of Fiscal Year 2004            2.00 to 1.0
Third Fiscal Quarter of Fiscal Year 2004 and each
    Fiscal Quarter thereafter                        1.00 to 1.0

            10.03 Minimum Interest Coverage Ratio. The Company and its
                  -------------------------------
       Subsidiaries shall maintain an Interest Coverage Ratio on a consolidated basis, as determined as of the end of the last day of each fiscal quarter set forth below for the four fiscal quarter period (or, if the period from July 1, 1998 to such day is less than four full fiscal quarters, such two or three quarter period, as applicable) ending on such day, of at least the minimum ratio set forth opposite such period:


Fiscal Quarter                                      Minimum Ratio
--------------                                      -------------
Fourth Fiscal Quarter of Fiscal Year 1998            2.00 to 1.0

First Fiscal Quarter of Fiscal Year 1999             2.00 to 1.0
Second Fiscal Quarter of Fiscal Year 1999            2.20 to 1.0
Third Fiscal Quarter of Fiscal Year 1999             2.20 to 1.0
Fourth Fiscal Quarter of Fiscal Year 1999            2.20 to 1.0

First Fiscal Quarter of Fiscal Year 2000             2.30 to 1.0
Second Fiscal Quarter of Fiscal Year 2000            2.50 to 1.0
Third Fiscal Quarter of Fiscal Year 2000             2.60 to 1.0
Fourth Fiscal Quarter of Fiscal Year 2000            2.70 to 1.0

First Fiscal Quarter of Fiscal Year 2001             2.80 to 1.0
Second Fiscal Quarter of Fiscal Year 2001            2.90 to 1.0
Third Fiscal Quarter of Fiscal Year 2001             3.00 to 1.0
Fourth Fiscal Quarter of Fiscal Year 2001            3.10 to 1.0

First Fiscal Quarter of Fiscal Year 2002             3.20 to 1.0
Second Fiscal Quarter of Fiscal Year 2002            3.30 to 1.0
Third Fiscal Quarter of Fiscal Year 2002 and
  each Fiscal Quarter thereafter                     3.50 to 1.0

               10.04  Maximum Leverage Ratio.  The Company and its Subsidiaries
                      ----------------------
          shall maintain a Leverage Ratio on a consolidated basis, as determined as of the end of the last day of each fiscal quarter set forth below for the four fiscal quarter period (or, if the period from July 1, 1998 to such day is less than four fiscal quarters, such two or three quarter period, as applicable) ending on such day (commencing on the beginning of the first day of such period through the end of the last day of such period) of not more than the maximum ratio set forth opposite such period:


Fiscal Quarter                                      Minimum Ratio
--------------                                      -------------
Fourth Fiscal Quarter of Fiscal Year 1998            5.20 to 1.0

First Fiscal Quarter of Fiscal Year 1999             5.80 to 1.0
Second Fiscal Quarter of Fiscal Year 1999            5.30 to 1.0
Third Fiscal Quarter of Fiscal Year 1999             4.90 to 1.0
Fourth Fiscal Quarter of Fiscal Year 1999            4.50 to 1.0


Fiscal Quarter                                      Minimum Ratio
--------------                                      -------------
First Fiscal Quarter of Fiscal Year 2000             4.20 to 1.0
Second Fiscal Quarter of Fiscal Year 2000            3.90 to 1.0
Third Fiscal Quarter of Fiscal Year 2000             3.70 to 1.0
Fourth Fiscal Quarter of Fiscal Year 2000            3.50 to 1.0

First Fiscal Quarter of Fiscal Year 2001             3.40 to 1.0
Second Fiscal Quarter of Fiscal Year 2001            3.30 to 1.0
Third Fiscal Quarter of Fiscal Year 2001             3.20 to 1.0
Fourth Fiscal Quarter of Fiscal Year 2001            3.00 to 1.0

First Fiscal Quarter of Fiscal Year 2002             2.90 to 1.0
Second Fiscal Quarter of Fiscal Year 2002            2.80 to 1.0
Third Fiscal Quarter of Fiscal Year 2002             2.60 to 1.0
Fourth Fiscal Quarter of Fiscal Year 2002 and
  each Fiscal Quarter thereafter                     2.50 to 1.0

     provided, however, that in the event a Permitted Acquisition shall have
     --------  -------
     been consummated during any above-referenced two, three or four fiscal quarter periods, the Leverage Ratio shall be calculated including, on an historical, pro forma consolidated basis giving effect to the subject
                 --- -----
     Permitted Acquisition for such fiscal quarter period.

          (f) Section 10.07 of the Credit Agreement is amended in its entirety to read as follows:

               10.07  Maximum Capital Expenditures.  The Company shall not, and
                      ----------------------------
          shall not permit any of its Subsidiaries to, make or incur Capital Expenditures during any Fiscal Year set forth below in excess of the maximum amount set forth below opposite such Fiscal Year:

Fiscal Year 1998                      $20,000,000

Fiscal Year 1999                      $26,000,000

Fiscal Year 2000                      $29,000,000

Fiscal Year 2001                      $31,000,000

Fiscal Year 2002                      $32,000,000

Fiscal Year 2003                      $33,000,000

Fiscal Year 2004                      $35,000,000

Fiscal Year 2005                      $36,000,000

Fiscal Year 2006                      $38,000,000

     provided, however, if the maximum amount set forth above opposite any
     --------  -------
     Fiscal Year exceeds the amount of Capital Expenditures made or incurred by the Company and its Subsidiaries on a consolidated basis for such Fiscal Year, then Capital Expenditures made or incurred by the Company and its Subsidiaries on a consolidated basis for the next Fiscal Year may exceed the maximum amount set forth above opposite such next Fiscal Year (but not subsequent Fiscal Years) by the Dollar amount of such excess from the immediately preceding Fiscal Year.

          SECTION 2.  Consents.
                      --------

          (a) The Lenders party hereto, constituting the Requisite Lenders, hereby:

               (i) waive compliance with clause (c) of the definition of Permitted Acquisition in respect of the Acquisitions and clause (e) of the definition of Permitted Acquisition in respect of the EFM Acquisition (it being understood and agreed that, with respect to each Acquisition, the Borrowers shall otherwise comply with all other requirements for a Permitted Acquisition on or prior to the consummation of such Acquisition); and

               (ii) acknowledge and agree that the Subordinated Notes constitute Permitted Subordinated Indebtedness pursuant to clause (i) of the definition thereof and consent to the terms of the Subordinated Notes as required pursuant to such clause; provided that (A) the terms of the
                                       --------
     Subordinated Notes are substantially similar to those set forth on the Subordinated Note Term Sheet; (B) the documentation evidencing the Subordinated Notes, including the indenture governing the terms thereof, is satisfactory to the Agents; (C) the proceeds of the Subordinated Notes are used to pay the Roche Purchase Price, the EFM Purchase Price (to the extent payable at the time of the issuance thereof) and the Transaction Costs; (D) the gross proceeds received from the issuance of the Subordinated Notes are not greater than $250,000,000; and (E) the proceeds of the Subordinated Notes in excess of those used to fund payment of the Roche Purchase Price, the EFM Purchase Price (to the extent payable at the time of the issuance thereof) and the Transaction Costs shall be applied to the repayment of Revolving Loans (without effecting any corresponding decrease in the Revolving Credit Commitments).

          (b) Subject to the following sentence, the Lenders party hereto, constituting the Requisite Lenders, hereby consent to the amendment to the Certificate of Incorporation of the Company changing the name of the Company from "International Technology Corporation" to "The IT Group, Inc." and waive any Event of Default that may have arisen as a result of the failure of the Company to comply with the terms of Section 4(a) of the Borrower Security Agreement to which the Company is a party in connection with such name change.

          SECTION 3.  Conditions Precedent to the Effectiveness of this
                      -------------------------------------------------
Amendment.
---------

          (a) This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the following conditions precedent have been satisfied:

               (i)   Certain Documents.  The Administrative Agent shall have
                     -----------------
          received on or before the Amendment Effective Date all of the following, all of which shall be in form and substance satisfactory to the Agents, in sufficient originally executed copies for each of the
          Lenders:

               (A) this Amendment executed by the Borrowers and Lenders constituting the Requisite Lenders;

               (B) an Acknowledgment substantially in the form of Exhibit A attached hereto executed by each Subsidiary Guarantor;

               (C) an execution copy of the acquisition agreements for each Acquisition (the "Acquisition Agreements");

               (D) such additional documentation as the Agents or the Requisite Lenders may reasonably require.

               (ii)   Representations and Warranties.  Each of the
                      ------------------------------
          representations and warranties made by the Borrowers or the Subsidiary Guarantors in or pursuant to the Credit Agreement, as amended by this Amendment, and the other Loan Documents to which the Borrowers or any of the Guarantors is a party or by which the Borrowers or any of the Subsidiary Guarantors is bound, shall be true and correct in all material respects on and as of the Amendment Effective Date (other than representations and warranties in any such Loan Document which expressly speak as of a different date).

               (iii)  Corporate and Other Proceedings.  All corporate and other
                      -------------------------------
          proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to the Administrative Agent and the Revolving Credit Lenders.

               (iv)  No Events of Default.  After giving effect to the waiver in
                     --------------------
          Section 2(b) hereof, no Event of Default or Default shall have occurred and be continuing on the Amendment Effective Date.

               (v)  Fees Paid.  On the Amendment Effective Date the Borrowers
                    ---------
          shall have paid (A) to each Lender that has executed this Amendment prior to the close of business on March 5, 1999, an amendment fee equal to fifteen basis points (0.15%) of such Lender's outstanding Term Loans and Revolving Credit Commitments, and (B) to the Administrative Agent the fees set forth in that certain fee letter of even date herewith.

          (b) Notwithstanding anything herein to the contrary, this Amendment shall cease to be effective if any of the following conditions shall not have been satisfied on or prior to the date of the consummation of any Acquisition, or in the case of the EFM Acquisition, the date of the consummation of any portion of such Acquisition on which a portion of the EFM Purchase Price is due and payable (each a "Consummation Date"):

               (i)   Certain Documents.  The Administrative Agent shall have
                     -----------------
          received on or before the Consummation Date all of the following, all of which shall be in form and substance satisfactory to the Agents, in sufficient originally executed copies for each of the Lenders:

               (A) the Officer's Certificate required pursuant to clause (C) of the proviso to the definition of "Permitted Acquisition" relating to the such Acquisition, together with such other documentation required pursuant to such definition, including, without limitation, any collateral documentation required to be executed in connection with clause (g) thereof;

               (B) an execution copy of the indenture governing the terms of the Subordinated Notes (except in connection with the Roche Acquisition, but only if such Acquisition is subject to the proviso set forth in
                                                         -------
          clause (b)(ii) below); and

               (C) such additional documentation as the Agents or the Requisite Lenders may reasonably require.

               (ii)  Funding for the Acquisitions.  The Company shall have
                     ----------------------------
          received gross proceeds from the issuance of the Subordinated Notes in an amount of at least $175,000,000 (or, if the Company does not purchase ICF's interest in Kaiser Hill, $150,000,000); provided,
                                                                 --------
          however, solely in the case of the Roche Acquisition, if the Company
          -------
          has not received proceeds from the issuance of the Subordinated Notes by March 31, 1999, then this condition shall be satisfied in the event, after giving effect to the consummation of the Roche Acquisition, the Revolving Credit Availability on the Consummation Date plus unrestricted cash that is not subject to a Lien in favor of any other Person (other than the Administrative Agent) held by the Borrowers on the Consummation Date is greater than $15,000,000.

               (iii)  Purchase Price; Transaction Costs. The purchase price paid
                      ---------------------------------
          or to be paid in connection with the assets of EFM (other than ICF's interest in Kaiser Hill) shall not exceed the Closing EFM Purchase Price and the purchase price paid or to be paid for ICF's interest in Kaiser Hill shall not exceed the Closing Kaiser Hill Purchase Price and the Deferred Kaiser Hill Purchase Price. The purchase price paid in connection with the Roche Acquisition shall not exceed the Roche Purchase Price (plus an earn-out of up to an additional $9,200,000 based on certain performance criteria). The Transaction Costs shall not exceed $13,000,000 in the aggregate.

               (vi)  Permitted Acquisition Requirements.  All documentation and
                     ----------------------------------
          other requirements set forth in the definition of "Permitted Acquisition" (to the extent not waived in this Amendment) shall have been satisfied with respect to the consummation of such Acquisition.

               (vii)  No Event of Default.  No Event of Default or Default shall
                      -------------------
          have occurred and be continuing on the Consummation Date or would result from the consummation of such Acquisition or the funding of the Subordinated Notes on such date.

          SECTION 4.  Covenants.
                      ---------

          (a) The Company agrees that it will not amend, supplement or otherwise modify the Acquisition Agreements, except for amendments, waivers or modifications of such terms that do not change the substance of such agreement in any material respect and do not, in the aggregate, materially and adversely affect the interests of the Agents and the Lenders in the Loans, the Loan Documents or the Collateral.

          (b) The Borrowers agree to deliver to the Administrative Agent within 30 days after the date hereof (i) all UCC filings reflecting the new name of the Company (both new UCC-1s and amendments to each UCC-1 of the Company filed in connection with the Credit Agreement) which are appropriate to preserve the perfection of the security interests granted by the Company to the Administrative under the Borrower Security Agreement to which it is a party and
(ii) an Officer's Certificate stating that all such filings have been made.

          SECTION 5.  Representations and Warranties.  Each Borrower hereby
                      ------------------------------
represents and warrants to the Lenders that (a) as of the date hereof and after giving effect to the terms of this Amendment, no Event of Default or Default under the Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of such Borrower contained in Section 6.01 of the Credit Agreement and in any other Loan Document continue to be true and correct as of the date of execution hereof in all material respects, as though made on and as of such date (other than representations and warranties in any such Loan Document which expressly speak as of a different date). In addition, the Company hereby represents, warrants and covenants to the Lenders that, after giving effect to this Amendment, consummation of each Acquisition will constitute a Permitted Acquisition.

          SECTION 6.  Reference to and Effect on the Loan Documents.
                      ---------------------------------------------

          (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the

Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank or the Administrative Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

          SECTION 7.  Fees, Costs and Expenses.
                      ------------------------

          (a) The Borrowers agree to pay on demand in accordance with the terms of Section 13.02 of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

          (b) On the Amendment Effective Date the Borrowers agree to pay the fees set forth in Section 3(a)(v) of this Amendment.

          SECTION 8.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

          SECTION 9.  Affirmation of Borrower Guaranties.  Each of the Borrowers
                      ----------------------------------
hereby consents to the terms of this Amendment in its capacity as a guarantor under the Borrower Guaranty to which it is a party and agrees that the terms of this Amendment shall not affect in any way its obligations and liabilities under its Borrower Guaranty or any other Loan Document to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

          SECTION 10.  Governing Law.  This Amendment shall be interpreted, and
                       -------------
the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

          IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.

                               THE IT GROUP, INC. (f/k/a
                               INTERNATIONAL TECHNOLOGY
                               CORPORATION)

                               By  /s/ Richard R. Conte
                                  -----------------------------------
                                  Name:  Richard R. Conte
                                  Title: Vice President


                               IT CORPORATION


                               By  /s/ Richard R. Conte
                                  -----------------------------------
                                  Name:  Richard R. Conte
                                  Title: Vice President

                               OHM CORPORATION

                               By  /s/ Richard R. Conte
                                  -----------------------------------
                                  Name:  Richard R. Conte
                                  Title: Vice President


                               OHM REMEDIATION SERVICES CORP.

                               By  /s/ Richard R. Conte
                                  -----------------------------------
                                  Name:  Richard R. Conte
                                  Title: Vice President

                               BENECO ENTERPRISES, INC.

                               By  /s/ Richard R. Conte
                                  -----------------------------------
                                  Name:  Richard R. Conte
                                  Title: Vice President

                      [SIGNATURE BLOCKS FOR THE LENDERS]

CITICORP USA, INC.                      COMERCIA BANK

By  /s/ Timothy L. Freeman               By  /s/ David W. Shirey
   ------------------------------          ------------------------------
   Name: Timothy L. Freeman                Name:  David W. Shirey
   Title: Managing Director                Title: Assistant Vice President


BANKBOSTON, N.A.                        CYPRESSTREE INVESTMENT PARTNERS II, Ltd.
                                        By: CypressTree Investment Management
                                            Company, Inc., as Portfolio Manager

By  /s/ Paul F. Hardiman                By  /s/ Jeffrey W. Heuer
   ------------------------------          ------------------------------
   Name:  Paul F. Hardiman                 Name:  Jeffrey W. Heuer
   Title: Division Executive               Title: Principal


CREDIT LYONNAIS                         FLEET BANK, N.A.
 NEW YORK BRANCH

By /s/ Attila Koc                       By  /s/ Christopher Mayruse
   ------------------------------          ------------------------------
   Name:  Attila Koc                       Name:   Christopher Mayruse
   Title: Senior Vice President            Title:  Vice President


ROYAL BANK OF CANADA                    FLEET BUSINESS CREDIT CORPORATION

By  /s/ John J. D'Angelo                By  /s/ Wesley Manus
   ------------------------------          ------------------------------
   Name:  John J. D'Angelo                 Name:   Wesley Manus
   Title: Manager                          Title:  Assistant Vice President


AG CAPITAL FUNDING PARTNERS, L.P.       THE INDUSTRIAL BANK OF JAPAN,
By  Angelo, Gordon & Co., L.P. as        LIMITED
    Investment Advisor

By  /s/ Jeffrey H. A                    By   /s/ Takuya Honjo
   ------------------------------          ------------------------------
   Name:  Jeffrey H. A                     Name:  Takuya Honjo
   Title: Managing Director                Title: Senior Vice President


ALLSTATE LIFE INSURANCE COMPANY         KEYBANK NATIONAL ASSOCIATION

By  /s/ Robert B. Bodett                By  /s/ David J. Janus
   ------------------------------          ------------------------------
   Name:  Robert B. Bodett                 Name:  David J. Janus
   Title: Authorized Signatory             Title: SVP

By  /s/ Patricia W. Wilson              KISLAK NATIONAL BANK
   ------------------------------       By: ING CAPITAL ADVISORS, INC.,
   Name:  Patricia W. Wilson                as Investment Advisor
   Title: Authorized Signatory
                                        By  /s/ Michael J. Campbell
                                           ------------------------------
ALLIANCE CAPITAL MANAGEMENT L.P.           Name:  Michael J. Campbell
 as Manager on behalf of ALLIANCE          Title: Senior Vice President &
 CAPITAL FUNDING, L.L.C. by:                      Portfolio Manager
 ALLIANCE CAPITAL MANAGEMENT L.P.
 CORPORATION, General Partner of        KZH CRESCENT-2 LLC
 Alliance Capital Management L.P.
                                        By  /s/ Virginia Conway
By  /s/ Kenneth G. Ostmann                 ------------------------------
   ------------------------------           Name:  Virginia Conway
   Name:  Kenneth G. Ostmann                Title: Authorized Agent
   Title: Vice President

                                        KZH CYPRESSTREE-1 LLC
ARCHIMEDES FUNDING LLC
By: ING CAPITAL ADVISORS, INC.,         By  /s/ Virginia Conway
     as Collateral Manager                 ------------------------------
                                           Name:  Virginia Conway
By  /s/ Michael J. Campbell                Title: Authorized Agent
   ------------------------------
   Name:  Michael J. Campbell
   Title: Senior Vice President &        KZH HIGHLAND-2 LLC
          Portfolio Manager
                                         By  /s/ Virginia Conway
ARCHIMEDES FUNDING II, LTD.                 ------------------------------
By: ING CAPITAL ADVISORS, INC.,             Name:  Virginia Conway
     as Collateral Manager                  Title: Authorized Agent

By  /s/ Michael J. Campbell
   ------------------------------        KZH SOLEIL LLC
   Name:  Michael J. Campbell
   Title: Senior Vice President &        By  /s/ Virginia Conway
          Portfolio Manager                 ------------------------------
                                            Name:  Virginia Conway
                                            Title: Authorized Agent


BANCO ESPIRITO SANTO E COMERCIAL
 DE LISBOA, NASSAU BRANCH
                                         KZH SOLEIL-2 LLC
By  /s/ Terry R. Hull
   ------------------------------        By  /s/ Virginia Conway
   Name:  Terry R. Hull                     ------------------------------
   Title: Senior Vice President             Name:  Virginia Conway
                                            Title: Authorized Agent
By /s/ Andrew M. Orsen
   ------------------------------
   Name:  Andrew M. Orsen
   Title: Vice President
                                         ML CLO XX PILGRAM AMERICA
                                          (CAYMAN) LTD.
BHF BANK AKTIENGESELLSCHAFT              By: Pilgram Investments, Inc.
                                              as its Investment Manager

By  /s/ Dan D                            By  /s/ Robert L. Wilson
   ------------------------------           ------------------------------
   Name:   Dan D                            Name:  Robert L. Wilson
   Title:  AVP                              Title: Vice President

By  /s/ Robert Nowak
   ------------------------------        THE MITSUBISHI TRUST AND BANKING
   Name:  Robert Nowak                    CORPORATION
   Title: AT

                                         By   /s/ Beatrice E. Kossodo
BALANCED HIGH YIELD FUND I LIMITED          ------------------------------
 as a Lender                                Name:  Beatrice E. Kossodo
By: BHF-BANK AKTIENGESELLSCHAFT             Title: Senior Vice President
 acting through its New York Branch,
 as attorney-in-fact
                                         MOUNTAIN CLO TRUST
By  /s/ Dan D
   ------------------------------        By  /s/ Kazoyoki Nishimura
   Name:   Dan D                            ------------------------------
   Title:  AVP                              Name: Kazoyoki Nishimura
                                            Title: Authorized Signatory
By  /s/ Robert Nowak
   ------------------------------        PAMCO CAYMON LTD.
   Name:  Robert Nowak                   By: Highland Capital Management, L.P.
   Title: AT                                  as Collateral Manager

                                         By  /s/ Mark K. Okada CFA
THE BANK OF NOVA SCOTIA                     ------------------------------
                                            Name:  Mark K. Okada
By /s/ F.C.B. Ashby                         Title: Executive Vice President
   ------------------------------
   Name:  F.C.B. Ashby
   Title: Senior Manager
            Loan Operations              OCTAGON LOAN TRUST
                                         by Octagon Credit Investos,
                                             as Manager
BANK POLSKA KASA OPIEKI S.A.
 PEKAO S.A. GROUP,                       By  /s/ Joyce C. DeLucca
 NEW YORK BRANCH                            ------------------------------
                                            Name:   Joyce C. DeLucca
By  /s/ Harvey Winter                       Title:  Managing Director
   ------------------------------
   Name:  Harvey Winter
   Title: Vice President                 PNC BANK, NATIONAL ASSOCIATION

                                         By /s/ William V. Armitage
                                            ------------------------------
                                            Name:  William V. Armitage
                                            Title: Vice President



                                         SENIOR DEBT PORTFOLIO
                                         BY BOSTON MANAGEMENT AND RESEARCH
                                              AS INVESTMENT ADVISOR

                                         By  /s/ Payson F. Swaffield
                                            ------------------------------
                                            Name:   Payson F. Swaffield
                                            Title:  Vice President


                                         SOCIETE GENERALE

                                         By /s/ Salvatore Galatioto
                                            ------------------------------
                                            Name:  Salvatore Galatioto
                                           Title:  Managing Director


                                         UNION BANK OF CALIFORNIA

                                         By /s/ A. Pasha Moghaddam
                                            ------------------------------
                                            Name:  A. Pasha Moghaddam
                                           Title:  Vice President

                                                                       EXHIBIT A

                                 ACKNOWLEDGMENT
                                 --------------

          Reference is hereby made to the Subsidiary Guaranties (as defined in the Credit Agreement) to which each of the undersigned is a party. Each of the undersigned hereby consents to the terms of the foregoing Third Amendment to Credit Agreement and agrees that the terms thereof shall not affect in any way its obligations and liabilities under the undersigned's Subsidiary Guaranty or any other Loan Document, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

                               GRADIENT CORPORATION

                               By  /s/ Richard R. Conte
                                  -----------------------------------
                                  Title:  Treasurer


                               IT-TULSA HOLDINGS, INC.

                               By  /s/ Richard R. Conte
                                  -----------------------------------
                                  Title:  Treasurer


                               IT E&C OPERATIONS, INC.

                               By  /s/ Richard R. Conte
                                  -----------------------------------
                                  Title:  Treasurer


                               PACIFIC ENVIRONMENTAL GROUP, INC.

                               By  /s/ Richard R. Conte
                                  -----------------------------------
                                  Title:  Treasurer


                               UNIVERSAL PROFESSIONAL INSURANCE COMPANY

                               By  /s/ Richard R. Conte
                                  -----------------------------------
                                  Title:  Treasurer



                                       17